UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2021 (September 9, 2021)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Friars House
160 Blackfriars Road
London SE1 8EZ
United Kingdom

(Address of Principal Executive Offices)(Zip Code)

+44 207 433 4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2021, Clarivate Plc (the “Company”) and certain existing shareholders of the Company (the “Selling Shareholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters listed on Schedule A thereto (the “Underwriters”), pursuant to which the Selling Shareholders agreed to sell to the Underwriters 25,000,000 of the Company’s ordinary shares, no par value (the “ordinary shares”), in a registered public offering (the “Offering”) pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-257608, which was deemed to post-effectively amend Registration File No. 333-239328) (the “Shelf Registration Statement”). The Selling Shareholders have granted the Underwriters a 30-day option to purchase up to an additional 3,750,000 ordinary shares. The Company will not receive any proceeds from the sale of ordinary shares by the Selling Shareholders. The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 14, 2021, the Company closed the Offering.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

1.1	Underwriting Agreement relating to the ordinary shares, dated September 9, 2021, between Clarivate Plc, the Selling Shareholders listed in Schedule B thereto and Citigroup Global Markets Inc., as representative of the several underwriters listed on Schedule A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2021	Clarivate Plc

	By:	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer